                                 EXHIBIT 10.12

                           SOFTWARE LICENSE AGREEMENT
                                       AND
                         PROFESSIONAL SERVICES AGREEMENT

This Agreement entered into this 18th day of February, 1998 ("Effective Date") by and between National Medical Health Card Systems, Inc., (hereinafter "CLIENT"), having its principal place of business at 26 Harbor Park Drive, Port Washington, New York 11050 and Prospective Health, Inc., a Delaware Corporation (hereinafter "PHI") having its principal place of business at 7808 College Drive, Palos Heights, IL 60463.

WHEREAS, the parties to this Agreement desire to enter into and maintain an arrangement for the provision of Computer Software Products and Professional Services for CLIENT.

NOW THEREFORE, in consideration of the mutual covenants and consideration herein, the parties agree as follows:

                                   SECTION ONE
                    Representations, Covenants and Warranties

PHI and CLIENT each hereby represent, warrant and covenant as follows:

(a) That it is a corporation duly organized, validly existing and in good standing under the laws of the state in which it is incorporated; and that it has full and complete corporate authority, including any and all required approvals by its Board of Directors and Shareholders, to enter into, execute, perform and carry out all provisions of this Agreement, and to execute all instruments incident thereto; that the signatures appearing for it at the end of this Agreement have been affixed pursuant to such specific authority as under applicable law is required to bind it; and that this Agreement will be its legal, valid and binding obligation, enforceable in accordance with its terms subject to any applicable bankruptcy, reorganization, insolvency or similar laws affecting creditors' rights and subject to the application of equitable principles and at any proceeding involving the enforcement of any of the provisions of this Agreement, and the discretion of the Court before which any proceeding may be brought;

(b) That there are no judgments, litigation or other legal proceedings pending, or to the best of its knowledge, threatened against or relating to it, or its properties or business, which pose a material risk of any material adverse change in its business, operations, assets or financial condition, and that it is not in default with respect to any judgment, order, writ, injunction or decree of any Court, or in violation of any statute, ordinance or regulation which poses a material risk of any material adverse change in its business, operation, assets or financial condition;

(c) That it has, as of the Effective Date of this Agreement, the rights, power and authority to make, observe, keep and perform all warranties, representations, indemnities, terms, provisions, covenants, conditions and agreements contained in this Agreement to be kept, observed or performed by it; and that the execution of this Agreement, the consummation of the transactions hereby contemplated, and its performance of this Agreement will not result in any breach or violation of, or constitute a default under any agreement, corporate charter, bylaw or other instrument to which it is a party, and will not require the consent of any governmental agency or third party.


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

                                   SECTION TWO
                             Performance of Services

(a) PHI will deliver application software necessary to meet the functions and features outlined in Exhibit A and Exhibit B. Said application software will be comprised of the ProNET, ProPBM, ProCLIENT. and ProANALYST application programs and the additional system functionality identified in Exhibit B. All PHI documentation included in Exhibits A and B and all software and source code will collectively be referred to in this Agreement as the "System".

(b) PHI further agrees to perform installation and training services on-site as described in Section Five below and detailed in Exhibit C, and support during the Test Period as described in Section Six below and detailed in Exhibit C.

(c) PHI agrees to refrain from discriminating against any worker, employee or applicant for employment or other member of the public account of race, creed, color, national or ethnic origin, sex or handicap; nor otherwise knowingly commit an unfair labor practice. PHI further pledges where required by law, this clause will be incorporated in all contracts it enters into with suppliers of materials or services who may perform services with respect to this contract.

(d) PHI agrees to abide by the performance guarantees specified in Exhibit G, as long as CLIENT purchases and makes available for System installation, the hardware specified in the listing that is attached to said exhibit. As long as CLIENT remains current on Maintenance Fees, except as provided in Exhibit G, PHI will support the Oracle and UNIX System, staying consistent with industry-standard releases.

                                  SECTION THREE
                              License of the System

(a) PHI is the owner of the SYSTEM and has the exclusive right to use and license others to use such SYSTEM.

(b) Upon payment as and when due of the License Fees as detailed in Section Seven, PHI hereby grants to CLIENT, and CLIENT hereby accepts, a nontransferable and nonexclusive perpetual license (the "License") to use the System, described herein to be made a part hereof at CLIENT's facility at 26 Harbor Park Drive, Port Washington, New York ("CLIENT Facility") or such other facility as may become CLIENT's operating facility. CLIENT shall have the right to operate a separate System at a different location for the purpose of back-up or disaster recovery at no additional charge. Any other provisions of this Agreement notwithstanding, CLIENT agrees and understands that it is being granted a License to use and not title the System provided hereunder. Should CLIENT decide to add additional production operating facilities, CLIENT will notify PHI in writing of the details of such a facility and PHI will apprise CLIENT of the costs of installation and maintenance at the new site if such installation and maintenance is required by CLIENT. Although the license is nontransferable, CLIENT may buy other companies or be purchased by another company, who then would be licensed to use the System and transaction tiers would be applicable for increased volume fees. CLIENT must notify PHI in writing of such mergers within thirty (30) days of contractual arrangements being completed.

(c.) The License granted in sub-section "b" hereof extends only to the use of the System at the CLIENT's facilities in connection with CLIENT's business. CLIENT shall not, without the express prior written consent of PHI, use the System to provide computer or other services to any other person or entity or in any other manner except in connection with CLIENT's own


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

      business. It is understood that CLIENT will provide claims adjudication service for other pharmacy benefit management companies who are their customers, using the SYSTEM pursuant to the License.

                                  SECTION FOUR
                              Delivery of Services

(a) Delivery of software, installation, and training will occur according to the schedule referenced under Section Eight herein and detailed in Exhibit
      C. In addition, a mutually agreeable implementation schedule will be a part of the Agreement and attached as Exhibit F.

(b) PHI will exercise due diligence to complete its assigned duties as described herein and will deliver the System to CLIENT for acceptance. However, PHI will not be responsible for any reasonable delays in performing this Agreement for reasons beyond PHI's control including, but not limited to, lack of reasonable cooperation from CLIENT as requested by PHI, acts of God or government, war, riot, fire, flood, epidemic, quarantine restriction, natural disaster, labor strikes or slowdowns, defective materials, freight embargoes, etc. PHI will notify CLIENT if significant delays are anticipated and use diligent efforts where possible to eliminate the cause of the delay. CLIENT agrees to provide qualified and cooperative personnel to assist PHI in performance of its duties herein, as described in Exhibit C. Specified duties are outlined in Exhibit C.

(c) PHI agrees that all services rendered under this Agreement will be performed by qualified personnel experienced with the SYSTEM in a professional and workmanlike manner.

(d) CLIENT agrees to provide a dedicated data line and telecommunications equipment, at CLIENT's sole expense, between PHI's corporate location and CLIENT's Facility prior to Completion of Installation. Said data line and equipment will be used solely for support during and after implementation of the System. The specifications of this line and equipment are outlined in Exhibit G.

(e) CLIENT may modify the obligations and responsibilities of PHI during the tenure of this Agreement upon written request delivered to PHI in the manner described below. In such an event, CLIENT agrees to be responsible for additional normal and customary fees and expenses, at the contract rates for PHI services (as detailed in Exhibit D), required to effectuate such modification(s). PHI will supply CLIENT with a written proposal of any work or project that will be done. Such proposal requires CLIENT signature in order for work to be authorized.

                                  SECTION FIVE
                            Installation and Training

(a) PHI will install the System as described in Exhibits A and B at CLIENT's site on CLIENT's hardware, which has been agreed upon and outlined in Exhibit G.

(b) Upon Completion of Installation, defined in Exhibit C, PHI will provide two people for ten days of training by PHI personnel on-site to appropriate CLIENT personnel in the use and operation of the System at no additional charge.


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

(c) Additional training may be provided upon written request from CLIENT. CLIENT will be responsible for such training at the Contract Services rates detailed in Exhibit D, plus reasonable and actual travel and lodging expenses associated with any such additional training in the use of the System.

                                   SECTION SIX
                           Satisfaction and Acceptance

Upon Completion of Training (defined in Exhibit C) and data conversion, CLIENT shall have a "Test Period" (specified in Exhibit F) of sixty (60) days. In such period, CLIENT shall run the software and make the determination that functions, specifications and features of the System are met. In the event that the completed software product does not perform in accordance with System documentation, CLIENT shall, within ten (10) days of completion of the Test Period, provide written notice to PHI detailing a list of needed corrections. PHI shall make corrections as necessary to make the System perform in such manner within sixty (60) days of said notice. If, at the end of such sixty (60) day period (period to cure), the System fails to perform in accordance with System documentation, as referenced in Exhibit A and B, PHI, at the request of CLIENT, shall:

(1) Refund to CLIENT all fees paid by CLIENT, including license fees, development fees and any charges for installation and training.

(2) This Agreement shall then be canceled and CLIENT shall return all software and documentation to PHI.

CLIENT's failure to notify PHI of any problems experienced by CLIENT by the expiration of the aforesaid sixty (60) day period shall be deemed CLIENT's satisfaction and acceptance ("Acceptance") of the System. In the event CLIENT requires additional work on the System such additional professional services shall thereafter be subject to further testing and acceptance by CLIENT as previously set forth herein.

                                  SECTION SEVEN
                              Fees and Source Code

License fees for the System are transaction volume dependent as follows and include Source Code. A transaction is defined as a single submission from a pharmacy (i.e. a paid claim, a rejected claim, a reversal). Each time a pharmacy makes connection to the System, it is considered a transaction. If, however, the pharmacy receives a message that the System (or Host) is unavailable, no transaction is recorded.

Annual Transaction Volume                                   Initial License Fee
-------------------------                                   -------------------

up to 3,000,000 transactions per year                                 $400,000.
from 3,000,001 to 4,000,000 transactions per year                     $450,000.
from 4,000,001 to 6,000,000 transactions per year                     $550,000.
from 6,000,001 to 8,000,000 transactions per year                     $700,000.
from 8,000,001 to 12,000,000 transactions per year                    $800,000.
12,000,001 transactions per year and above                            $900,000.

CLIENT agrees to pay $400,000 as the Initial License Fee. Should CLIENT's transaction volume, calculated by the six month annualized volume (figured for the period just prior to the anniversary


                                       4


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

date), increase beyond the volume originally licensed for, CLIENT agrees to pay PHI the incremental increase in Initial License Fee. Any and all such incremental increases in License Fees are due and payable on the anniversary date of the Effective Date of this Agreement. CLIENT shall verify their transaction volume with PHI every quarter.

System Source Code may only be used by CLIENT to maintain the system in a manner consistent with the original license. CLIENT acknowledges that PHI has other SYSTEMS that utilize the same or similar System Source Code and CLIENT in no way is entitled to reverse engineer or build upon the System to access or create the functionality of other PHI applications not licensed to CLIENT.

                                  SECTION EIGHT
                       Payment Schedule and Delivery Dates

The Initial License Fee will be paid according to the following schedule:

Anticipated Date     Event                                    Payment Due

February 18, 1998    Execution of this Agreement              $100,000
March 16, 1998       Completion of Installation of Software   $25,000 per month
                                  for 12 months

The Installation of Software is specified as the day PHI employees leave CLIENT's site having loaded the ProPBM Software on to CLIENT's hardware. In the event that CLIENT misses two consecutive license fee payments, except as permitted in Exhibit F and G, PHI will notify CLIENT in writing of such. CLIENT shall have 30 days after receiving such notification to pay the past due balance. At the end of thirty (30) days, if CLIENT has not paid the past due balance, the software license shall be revoked and the right of CLIENT to utilize the System will be terminated.

                                  SECTION NINE
                      Software Maintenance and Enhancements

(a) PHI shall provide CLIENT with application software maintenance on a timely basis, as it becomes available for general distribution. Such software maintenance may include, but is not necessarily limited to, enhancements; additional features as they are incorporated into the basic software components for which the CLIENT is licensed; modifications necessary for Federal, State, or third party requirements ("Maintenance Releases"). PHI agrees to provide a minimum of two Maintenance Releases per year during the term of this Agreement. Should PHI fail to provide Maintenance Releases to update the SYSTEM in order to maintain industry standards, CLIENT shall be permitted to engineer necessary changes using Source Code. CLIENT may elect to engineer changes to Source Code at any time, recognizing that future PHI System upgrades my not be applicable. The Support provided to the CLIENT is outlined in Exhibit E.

(b) In consideration of PHI's making available the maintenance and updating services consistent with Section Nine paragraph (c), CLIENT agrees to pay PHI the sum of eighteen percent 18% of the Initial License Fee, per year, for each year or any part thereafter following Acceptance of the System ("Software Maintenance Fees"). Acceptance of the System is defined in Exhibit F. Said amounts are to be paid starting at Installation of the Software (see Section Eight) at the rate of $6,000 per month. Such payments shall be due and payable regardless of the nature and scope of maintenance, if any, actually performed unless PHI has clearly been


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

      unresponsive to the CLIENT. Should CLIENT's transaction volume increase to the next license tier, the maintenance fees that are due represent 18% of the total license fees.

(c) CLIENT agrees to continue paying for maintenance and updating services for a minimum period of one (1) year, so long as PHI remains responsive to CLIENT enhancement requests and current with industry standards, including, but not limited to NCPDP standards. PHI cannot terminate maintenance and updating services without cause. Thereafter, failure by CLIENT to adhere to said payment schedule shall terminate PHI's responsibility to provide such services, but does not affect the CLIENT's license granted in this Agreement.

(d) In the event PHI materially breaches its obligations to CLIENT under this Section Nine, CLIENT shall have the right to terminate payment of Software Maintenance Fees by giving PHI written notice of termination, specifying the nature of the breach and giving PHI sixty (60) days to remedy the breach.

                                   SECTION TEN
                                   Disclaimer

CLIENT acknowledges that the System is not to be regarded or relied upon as a substitute for the skill, judgment and care of pharmacists or other professional personnel in dispensing pharmaceutical products or otherwise.

                                 SECTION ELEVEN
                          Intellectual Property Defense

(a) Anything contained in this Agreement or in any provision of law to the contrary notwithstanding, PHI's sole obligation to CLIENT in the event of a claim that the System infringes a copyright, trademark, trade secret or other intellectual property in the United States shall be for PHI to hold CLIENT harmless and reimburse CLIENT for related expenses and for PHI, at its own expense, to defend such claim and that PHI may control the defense and agree with, CLIENT'S consent if it in any manner affects CLIENT's right to use the System or receive maintenance thereof, to any settlement.

(b) Should CLIENT be enjoined from using the System as a result of such claim of intellectual property infringement, PHI shall, without limiting its obligations under (a.) (1) take such action as will correct the infringement and make the System not infringing, provided there is no substantial degradation of the System, provided, however, on or before the date on which CLIENT is enjoined from using the System, PHI will procure, at its own expense, from the party whose rights which the System is found to infringe, a License to use the System, and, without additional charge, grant a sub-license therefore to CLIENT in accordance with the terms hereof. In the event the actions described above are not accomplished, CLIENT will have the option of terminating this Agreement and PHI will be required to refund all fees paid by CLIENT.

(c) If an infringement by CLIENT is alleged prior to completion of delivery of the System pursuant to this Agreement, PHI may decline to make further shipments without being in breach of this Agreement, and providing that PHI has not been enjoined from selling such System to CLIENT, PHI agrees to supply such System to CLIENT at CLIENT's option.


                                       6


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

                                 SECTION TWELVE
                                Software Warranty

(a) PHI expressly warrants that the System shall be free from errors and perform in all material respects according to System documentation in Exhibit A and projects in Exhibit B. However, this software warranty specifically excludes program errors engendered by individuals other than PHI's staff or its subcontractors, independent contractors or free lance suppliers. Said warranty will remain in effect so long as Software Maintenance Fees are paid up to date. Should CLIENT not pay maintenance fees, the System will be warranted for a period of one year following the date that such maintenance fees were due.

(b) In the event PHI expends its professional services to investigate errors which arise within the warranty period, CLIENT agrees to fully pay for PHI's services at its contract rates (Exhibit D) if said errors are determined to have been caused by CLIENT or their contracted staff.

(c) The parties further agree no other software warranties, either expressed or implied, have been extended and that no change or other modification to the above software warranty shall be valid unless documented in writing and signed by an authorized representative of the parties.

                                SECTION THIRTEEN
                                 Confidentiality

(a) The System and the ideas and concept and the expressions thereof, contained herein, are acknowledged by CLIENT to be confidential proprietary information and trade secrets belonging to PHI, in which CLIENT has no interest and no right to use thereof except as granted by the Agreement. CLIENT agrees that it shall not at any time, without prior written permission of PHI, copy or duplicate or create the source programs and/or object programs of the System, including outside support contractors, shall not transfer all or any portion of the System or its ideas and concepts other than for CLIENT's own use. It is understood by PHI that CLIENT includes Sandata, Inc.

(b) CLIENT agrees to limit access to all physical embodiments of the System to those of its personnel who must have such access for CLIENT to use the System, and to store each such embodiment in a secure place except when being used.

(c) Upon termination of the License, pursuant to Section Six hereof, CLIENT shall deliver to PHI all materials furnished by PHI pertaining to the System, shall deliver to PHI or destroy all copies thereof and shall erase from all computer storage and computer storage devices any image or copies of the System.

(d) PHI agrees to treat all CLIENT information and data to which it has access as confidential and proprietary.

                                SECTION FOURTEEN
                              Taxes and Assessments

Excluding any and all Federal, State, or Local income taxes or gross receipt taxes incurred by PHI, CLIENT agrees to pay any and all Federal, State, local and other governmental sales, use,


                                       7


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

franchise and excise taxes and/or penalties or assessments which may be lawfully assessed in connection with the provision of services or products described in this Agreement.

                                 SECTION FIFTEEN
                            Termination of Agreement

This Agreement shall remain in full force and effect until terminated in accordance with provisions of this Agreement. Either party may terminate this agreement with cause, which shall be defined as a substantial breach of terms of this Agreement. Notification of such breach shall be in writing with 60 days to correct.

                                 SECTION SIXTEEN
                             Limitation of Liability

(a) CLIENT agrees to hold PHI harmless for any claim of loss or damage incurred by CLIENT on account of PHI's wrongful acts or omissions to the extent that the value of the claim exceeds total amount of the total fees paid by CLIENT. CLIENT shall give timely written notice to PHI of any alleged loss or damage incurred by CLIENT.

(b) CLIENT acknowledges that the drug interaction portion of the System is to be used only as a guide and is not to be regarded or relied upon as a substitute for the skill, judgment and care of pharmacists or other professional personnel in dispensing pharmaceutical products. PHI shall not, under any circumstances, be liable or responsible for injury, including death, suffered by any consumer of any pharmaceutical or any other product dispensed or distributed by any person or entity using the System for any purpose, or for any side effects or other consequential or incidental damages of any kind or description whatsoever involving injury to such consumers from the use of any such product, it being expressly understood that such liability and responsibility rests entirely upon the pharmacist or other professional involved in the transaction.

                                SECTION SEVENTEEN
                                  Severability

In the event a provision or provisions of this Agreement shall be determined invalid, illegal, or unenforceable, the parties agree the remaining provisions shall nevertheless be binding with the same effect as though the invalid, illegal or unenforceable parts were deleted, unless to do so would defeat the substance and purpose of this Agreement.

                                SECTION EIGHTEEN
                                Notice to Parties

All notice provided for herein shall be in writing and delivered in person, or, in the alternative, by delivering same via United States Mail, postage prepaid, registered or certified mail, address as follows:

Notice Directed to CLIENT:                  Notice Directed to PHI:

ATTN: Linda Portney, President              ATTN: Ron Roma, CEO
      National Medical Health Card Systems        Prospective Health, Inc.
      26 Harbor Park Drive                        7808 College Drive
      Port Washington, N.Y. 11050                 Palos Heights, Illinois 60463


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

                                SECTION NINETEEN
                                   Assignment

Neither this Agreement nor any of CLIENT's rights, duties or obligations as provided hereunder may be assigned or transferred, except by merger, consolidation or sale and then only by written notice to PHI. PHI acknowledges CLIENT's affiliated company, Sandata, and recognizes its right to perform duties, assignments, and accept obligations as described in this Agreement. Should PHI merge or consolidate with another company, it shall provide written notice to CLIENT within thirty (30) days of such action.

                                 SECTION TWENTY
                                  Governing Law

This Agreement shall be construed and interpreted in accordance with and governed and enforced in all respects by the laws of the state of defending party, excluding the choice of law rules thereof.

                               SECTION TWENTY-ONE
                                     Addenda

This Agreement is subject to the terms and conditions set forth in any attached Exhibits, memoranda, or other addenda which may by written agreement of the parties, subsequently be appended hereto. The parties agree to the terms and conditions of all such addenda which shall be incorporated herein by reference with the same force and effect as if originally included herein.

                               SECTION TWENTY-TWO
                                Entire Agreement

This Agreement, and all Exhibits attached hereto and made a part hereof, constitutes the entire agreement between CLIENT and PHI with regard to the matters set forth herein. This Agreement may be amended or modified in whole or in part at any time only by an agreement in writing executed by authorized parties.

                              SECTION TWENTY-THREE
                                Further Documents

The parties agree to execute all further documents which may be necessary to effectuate the terms of this Agreement.

                               SECTION TWENTY-FOUR
                              Construction of Terms

The titles and headings of this Agreement are inserted for informational purposes only and shall


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

effect neither the meaning of the terms nor the intent of the parties. It is further agreed this Agreement shall be binding upon, and shall inure to the benefit of the heirs, executors, permitted assigns, transferees and successors in interest of the parties hereto, notwithstanding the reorganization, merger, consolidation or change in personnel of either party.

IN WITNESS WHEREOF, the parties have executed this Agreement on the Effective Date written above.


CLIENT NMHCS                                PROSPECTIVE HEALTH, INC.


By: /s/ Linda Portney                       By:  /s/ Ron G. Roma
  -------------------------                   ----------------------------

Title: President                            Title: C.E.O. 3/3/98
     ----------------------                       ----------------------------
      2/23/98


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

                                    Exhibit A
                              System Functionality

The System includes PHI's ProNET, ProPBM, ProCLIENT, and ProANALYST Applications (as described in documentation attached hereto (the ProPBM Eligibility Guide, the ProANALYST System Reference Guide, the ProPBM Technical Reference Guide - ProSWITCH, and the ProPBM Application Description) and made a part hereof [System Documentation], all specifications and representations made by PHI regarding version 2.11, and any additional functionality and interfaces in development for the CLIENT as described in detail in Exhibit B.

                                    EXHIBIT B
                       System Functionality in Development

PHI Enhancement Request Form - Exhibit B

      Enhancement Name: Flex Code

                                          Product Type:

    Enhancement Number:                      Front End   OLTP    Database

Date Entered in QA Log: 01/02/98             Batch       Other

          Contact Name: Linda Portney

               Company: NMHC

                                        Application:

      Telephone Number: (516) 626-0007 Ext: 201

                                              Batch Extracts        ProClaim

   Customer Project ID: Exhibit B-1

                                              Batch Loads           ProCLIENT
              Priority: High

                                              Data Dictionary       ProINTERCEPT

 Customer Request Date: 04/01/97

                                              Data Migration        ProPBM

       Current Release: 2.11.1

                                              PHI Comm Interface    QA log

       Account Manager: Not Assigned

                                              ProANALYST            System
                                                                  Administrator

Objective:

Client includes in their hierarchy of eligibility, a field called flex code. The flex code is contained on the incoming eligibility record from the client and is housed on the member eligibility record. It is primarily used for reporting purposes, but it is imperative that CLIENT be able to determine which flex code was on a member's record at the time of adjudication and thus will be attached to the Rx Transaction Detail. It is important that the flex code be tied to the member's record. CLIENT must be able to, not only look back at the flex code that was present at adjudication, but also know what benefit structure was tied to that flex code. The flex code is currently 10 characters in length. The flex code, as it is on the member record, needs to have effective and termination dates tied to it. Address information is also required as flex codes tie to specific employers.

Scope:

PHI will create a separate table which holds flex codes, customer, client, group identifiers and address data. An unlimited number of flex codes (along with effective and termination date for each code) can be attached to a member. This will require another list form and detail form. Because of the current limit of 5 characters imposed on user-defined codes, PHI will have to create another selection, detail and list form.

      Overview: Analysis - 1 day Front end - 2 days Batch Process - 1/2 day QA -
                4 day
      Approval:

                                                                  Charge: 0
                             Modification Charge: 0
            Status: New
                                  Est. Billable

                    PHI Enhancement Request Form - Exhibit B

      Enhancement Name: Accumulated Benefit Tiers

                                          Product Type:

    Enhancement Number:                      Front End   OLTP    Database

Date Entered in QA Log: 01/02/98             Batch       Other

          Contact Name: Linda Portney

               Company: NMHC

                                        Application:

      Telephone Number: (516) 626-0007 Ext: 201

                                              Batch Extracts        ProClaim

   Customer Project ID: Exhibit B-2

                                              Batch Loads           ProCLIENT
              Priority: High

                                              Data Dictionary       ProINTERCEPT

 Customer Request Date: 04/01/97

                                              Data Migration        ProPBM

       Current Release: 2.11.1

                                              PHI Comm Interface    QA log

       Account Manager: Not Assigned

                                              ProANALYST            System
                                                                  Administrator

Objective:

PHI will provide the ability to attach a copay schedule to the tier levels, the way you can currently attach a different price schedule.

Scope:

PHI will accomplish this by embedding the copay into the price schedule that is attached at the tier level. PHI will then add copay schedules to each tier under the Individual and Family columns in Accumulated Benefits Maintenance. The adjudication process will need to make the determination of which copay takes precedence.

Overview:

Analysis - 1/2 day Front end - 1/2 day OLTP - 1 day QA - 3 days

            Approval:

                                                                    Charge: 0
                             Modification Charge: 0
              Status: New
                              Est. Billable Amt: 0
   Scheduled Release: TBD
                           Est. Prog./Analysis Hrs: 40
          QA Analyst:
                                                               Status Date:
               Notes:                                         Release Date:

                    PHI Enhancement Request Form - Exhibit B

     Enhancement Name: Shoe Box Processing

                                          Product Type:

    Enhancement Number:                      Front End   OLTP    Database

Date Entered in QA Log: 01/02/98             Batch       Other

          Contact Name: Linda Portney

               Company: NMHC

                                        Application:

      Telephone Number: (516) 626-0007 Ext: 201

                                              Batch Extracts        ProClaim

   Customer Project ID: Exhibit B-3

                                              Batch Loads           ProCLIENT
              Priority: High

                                              Data Dictionary       ProINTERCEPT

 Customer Request Date: 04/01/97

                                              Data Migration        ProPBM

       Current Release: 2.11.1

                                              PHI Comm Interface    QA log

       Account Manager: Not Assigned

                                              ProANALYST            System
                                                                  Administrator

Objective:

Client will have certain plans that have the shoe box option that can apply to retail, mail order or both. The claim will be submitted through POS and then require member to submit paper claim in order to receive reimbursement. Upon receipt of the DMR (match on NABP, DOS, and Rx#), the POS claim would then be reversed and the DMR would be adjudicated based on the benefit structure established. The claim would be priced according to the AWP that was in place at the time the prescription was dispensed. The copay at POS will be different than the copay of the DMR claim.

Scope:

A new function will be added to the ProPBM application where the user could specifically select a claim. Upon selecting the claim the user could then submit the claim through the reversal and adjudication process. This submission will follow a different rule (because it is a DMR claim process) than the POS claim followed.

Overview: Analysis - 2 day Front end - 4 days OLTP - 3 day QA - 7 days

            Approval:
                                                                    Charge: 0
                             Modification Charge: 0
              Status: New
                              Est. Billable Amt: 0
   Scheduled Release: TBD
                          Est. Prog./Analysis Hrs: 128
          QA Analyst:
                                                               Status Date:
               Notes:                                         Release Date:

                    PHI Enhancement Request Form - Exhibit B

      Enhancement Name: Customer ID on Physician File

                                          Product Type:

    Enhancement Number:                      Front End   OLTP    Database

Date Entered in QA Log: 01/02/98             Batch       Other

          Contact Name: Linda Portney

               Company: NMHC

                                        Application:

      Telephone Number: (516) 626-0007 Ext: 201

                                              Batch Extracts        ProClaim

   Customer Project ID: Exhibit B-4

                                              Batch Loads           ProCLIENT
              Priority: High

                                              Data Dictionary       ProINTERCEPT

 Customer Request Date: 04/01/97

                                              Data Migration        ProPBM

       Current Release: 2.11.1

                                              PHI Comm Interface    QA log

       Account Manager: Not Assigned

                                              ProANALYST            System
                                                                  Administrator

Objective:

The intention is to associate a specific customer or group of customers with a group of physicians. PHI will provide functionality that will relate a specific customer or group of customers to one or many physicians. This could be accomplished with the customer ID on every physician record or by setting a list of physicians and attaching the list to a customer.

Scope:

This project may require schema changes. The adjudication of claims will need to recognize the relationship between customers and physicians and the appropriate edits.

Overview:

Analysis - 1 day Front end - 2 days OLTP - 1 day QA - 3 days

         Approval:

                                                                  Charge: 0
                             Modification Charge: 0
           Status: New
                              Est. Billable Amt: 0
Scheduled Release: TBD
                                                 Est. Prog./Analysis Hrs: 56
       QA Analyst:
                                  Status Date:
            Notes:                                          Release Date:

                    PHI Enhancement Request Form - Exhibit B

      Enhancement Name: Additional Information on Rejected Claims

                                          Product Type:

    Enhancement Number:                      Front End   OLTP    Database

Date Entered in QA Log: 01/02/98             Batch       Other

          Contact Name: Linda Portney

               Company: NMHC

                                        Application:

      Telephone Number: (516) 626-0007 Ext: 201

                                              Batch Extracts        ProClaim

   Customer Project ID: Exhibit B-5

                                              Batch Loads           ProCLIENT
              Priority: High

                                              Data Dictionary       ProINTERCEPT

 Customer Request Date: 04/01/97

                                              Data Migration        ProPBM

       Current Release: 2.11.1

                                              PHI Comm Interface    QA log

       Account Manager: Not Assigned

                                              ProANALYST            System
                                                                  Administrator

Objective:

Rejected claims to have pricing information recorded in the data base under calculated fields. This will occur on all rejected claims so that NMHC can use this information to report savings to clients. For example, NMHC has a plan whereby all transactions require a prior authorization to pay. The transactions would be adjudicated against plan parameters and regardless of whether they were considered payable or not, the claim would be priced and the resulting information recorded. The pharmacist is then required to call for a prior authorization before the claim is actually released for payment.

Scope:

In order to price rejected claims, a minimum amount of information is required on the transaction. This information is date filled, NDC, member information, and quantity. Beyond this data requirement, a valid price schedule is needed to price the rejected claim.

Overview: Analysis - 2 days Front end - 1/2 day OLTP - 4 days QA -5 days

             Approval:
                                                                      Charge: 0
                             Modification Charge: 0
               Status: New
                                                           Est. Billable Amt: 0
    Scheduled Release: TBD
                           Est. Prog./Analysis Hrs: 92
           QA Analyst:
                                                                 Status Date:
                Notes:                                          Release Date:

                    PHI Enhancement Request Form - Exhibit B

      Enhancement Name: ID Card Enhancements

                                          Product Type:

    Enhancement Number:                      Front End   OLTP    Database

Date Entered in QA Log: 01/02/98             Batch       Other

          Contact Name: Linda Portney

               Company: NMHC

                                        Application:

      Telephone Number: (516) 626-0007 Ext: 201

                                              Batch Extracts        ProClaim

   Customer Project ID: Exhibit B-6

                                              Batch Loads           ProCLIENT
              Priority: High

                                              Data Dictionary       ProINTERCEPT

 Customer Request Date: 04/01/97

                                              Data Migration        ProPBM

       Current Release: 2.11.1

                                              PHI Comm Interface    QA log

       Account Manager: Not Assigned

                                              ProANALYST            System
                                                                  Administrator

Objective:

Currently the system allows the user to indicate the number of cards per family to be issued. NMHC wants the ability to indicate that each family member is to receive a card. PHI's card production batch process should not indicate more cards to be produced than eligible family members. Elaine Levy noted that there are additional fields that need to be included as Card Production Parameters. These fields follow:

      Individual card, Number of cards
      Family card, Number of cards
      Dependents on family card? (Y/N)
      Charge for cards? (Y/N)
      Card fee
      Bill for postage? (Y/N)
      Postage fee
      Get dependent card data from (either member or dependent) Produce Card Billing Report by flex? (Y/N) Name of card format file (8 characters) Card Stock (10 characters should be enough. We currently have 25)

Scope:

A flag will be added to the Card Production Parameters screen to allow the user to select the option they prefer. If they choose manual entry of the number of cards, they may then enter the number of cards which should be printed for each family. If they choose one per family member option, the card printing batch process will need to recognize that flag and print the appropriate number of cards for each family. The additional fields noted in the objective above will be available for entry and stored. They will be used in the creation of the ID card extract file and/or used in complementary processes.

Overview: Analysis - 1/2 day Front end - 1/2 day OLTP - 1/2 day QA - 2 days

                    PHI Enhancement Request Form - Exhibit B

      Enhancement Name: ID Card Request

                                          Product Type:

    Enhancement Number:                      Front End   OLTP    Database

Date Entered in QA Log: 01/02/98             Batch       Other

          Contact Name: Linda Portney

               Company: NMHC

                                        Application:

      Telephone Number: (516) 626-0007 Ext: 201

                                              Batch Extracts        ProClaim

   Customer Project ID: Exhibit B-7

                                              Batch Loads           ProCLIENT
              Priority: High

                                              Data Dictionary       ProINTERCEPT

 Customer Request Date: 04/01/97

                                              Data Migration        ProPBM

       Current Release: 2.11.1

                                              PHI Comm Interface    QA log

       Account Manager: Not Assigned

                                              ProANALYST            System
                                                                  Administrator

Objective:

The system needs to have the ability to request an ID card through the eligibility load process. The request for a card should be possible for a member, a family, or an individual.

Scope:

The batch load process will need to be modified to recognize a request for an ID card. The specifics require the batch process, upon recognition, to mark the card request as if it were keyed on the screen. Strict attention will be taken to include all edits in place on the screen process.

Overview:

Analysis - 1/2 day Batch Process - 1/2 day QA - 2 days

         Approval:
                                                                  Charge: 0
                             Modification Charge: 0
           Status: New
                              Est. Billable Amt: 0
Scheduled Release: TBD
                                                 Est. Prog./Analysis Hrs: 24
       QA Analyst:
                                  Status Date:
            Notes:                                          Release Date:

                    PHI Enhancement Request Form - Exhibit B

      Enhancement Name: Enhancement of Rx Transaction Detail

                                          Product Type:

    Enhancement Number:                      Front End   OLTP    Database

Date Entered in QA Log: 01/02/98             Batch       Other

          Contact Name: Linda Portney

               Company: NMHC

                                        Application:

      Telephone Number: (516) 626-0007 Ext: 201

                                              Batch Extracts        ProClaim

   Customer Project ID: Exhibit B-8

                                              Batch Loads           ProCLIENT
              Priority: High

                                              Data Dictionary       ProINTERCEPT

 Customer Request Date: 04/01/97

                                              Data Migration        ProPBM

       Current Release: 2.11.1

                                              PHI Comm Interface    QA log

       Account Manager: Not Assigned

                                              ProANALYST            System
                                                                  Administrator

Objective:

Enhance the Rx Transaction Detail screen to note which fields are submitted values versus calculated values. In addition, there are fields that need to be added to the Rx Transaction Detail. These additional fields need to be displayed on the screen. The fields are flex code, and one other ten byte member field that are populated at adjudication time.

Scope:

The grouping of information on the screen will be modified per PHI specification to include those items referenced, here, in exhibit 'B'. The data will be displayed in an order to be more acceptable to all customers that view the data. It is important to the client that they be able to view the all data from the Rx Transaction Detail screens.

Overview:

Analysis - 1/2 day Front end - 1/2 day QA - 1 day

                 Approval:

                                                                  Charge: 0
                             Modification Charge: 0
                   Status: New
                              Est. Billable Amt: 0
        Scheduled Release: TBD

                                                 Est. Prog./Analysis Hrs: 16
               QA Analyst:

                    PHI Enhancement Request Form - Exhibit B

      Enhancement Name: Additional Effective and Termination Date Tiers

                                          Product Type:

    Enhancement Number:                      Front End   OLTP    Database

Date Entered in QA Log: 01/02/98             Batch       Other

          Contact Name: Linda Portney

               Company: NMHC

                                        Application:

      Telephone Number: (516) 626-0007 Ext: 201

                                              Batch Extracts        ProClaim

   Customer Project ID: Exhibit B-9

                                              Batch Loads           ProCLIENT
              Priority: High

                                              Data Dictionary       ProINTERCEPT

 Customer Request Date: 04/01/97

                                              Data Migration        ProPBM

       Current Release: 2.11.1

                                              PHI Comm Interface    QA log

       Account Manager: Not Assigned

                                              ProANALYST            System
                                                                  Administrator

Objective:

Client requires unlimited effective date tiers at the member level.

Scope:

For each member record, every tier needs to be available for viewing and to adjudication. PHI will allow for an unlimited number of effective date tiers for each member.

Overview:

Analysis - 2 days Front end - 3 days OLTP - 3 days QA - 10 days

                 Approval:

                                                                   Charge: 0
                             Modification Charge: 0
                   Status: New
                              Est. Billable Amt: 0
        Scheduled Release: TBD

                          Est. Prog./Analysis Hrs: 144

QA Analyst:

                                  Status Date:

                    PHI Enhancement Request Form - Exhibit B

      Enhancement Name: DUR Enhancements

                                          Product Type:

    Enhancement Number:                      Front End   OLTP    Database

Date Entered in QA Log: 01/02/98             Batch       Other

          Contact Name: Linda Portney

               Company: NMHC

                                        Application:

      Telephone Number: (516) 626-0007 Ext: 201

                                              Batch Extracts        ProClaim

   Customer Project ID: Exhibit B-10

                                              Batch Loads           ProCLIENT
              Priority: High

                                              Data Dictionary       ProINTERCEPT

 Customer Request Date: 04/01/97

                                              Data Migration        ProPBM

       Current Release: 2.11.1

                                              PHI Comm Interface    QA log

       Account Manager: Not Assigned

                                              ProANALYST            System
                                                                  Administrator

Objective:

Further information about DUR occurrences is needed for reporting and editing purposes. Client wants the ability to vary the type of editing that is done on DUR (i.e. reject or accept for information only ) Although there are several drug to drug edits that would fall within a severity one edit, Client may want to reject only certain ones. PHI would need to rely on coding from MediSpan to further define the exact edit that is hit. If this is possible, the information would need to be stored on the Rx Log record. In addition, Client would like enough additional information regarding the claim in history that caused the drug to drug interaction, such as pharmacy and physician, that would uniquely identify the claim. Client is also interested in being able to know when a preferred drug list was used in the adjudication of a claim.

Scope:

In terms of the Front End, the greatest effort will be in the display and parameter entry. Some changes may be required to DUR Exceptions. Also, additional information may need to be viewed on the transaction in history. This additional information will allow the client to uniquely identify the claim in history that caused the drug to drug interaction. From the adjudication prospective, there would need to be a new table developed that allows the user to enter the conflict code, priority, response (reject or warn), GPI, and severity level. This new table(s) would be attached at the Client/Customer/Group level and cause adjudication to recognize the type of response on the DUR conflict code, priority, GPI and severity. Also, adjudication will be modified to indicate that a preferred drug list was used. This will be accomplished by adding a new column attached to the transaction that will be set if a preferred drug list was used during the adjudication of the prescription.

Overview: Analysis - 1 day Front end - 1 day OLTP - 3 days QA - 8 days

            Approval:

                                                                      Charge: 0
                             Modification Charge: 0
              Status: New
                                                           Est. Billable Amt. 0

                    PHI Enhancement Request Form - Exhibit B

      Enhancement Name: NMHC Logo

                                          Product Type:

    Enhancement Number:                      Front End   OLTP    Database

Date Entered in QA Log: 01/02/98             Batch       Other

          Contact Name: Linda Portney

               Company: NMHC

                                        Application:

      Telephone Number: (516) 626-0007 Ext: 201

                                              Batch Extracts        ProClaim

   Customer Project ID: Exhibit B-11

                                              Batch Loads           ProCLIENT
              Priority: High

                                              Data Dictionary       ProINTERCEPT

 Customer Request Date: 04/01/97

                                              Data Migration        ProPBM

       Current Release: 2.11.1

                                              PHI Comm Interface    QA log

       Account Manager: Not Assigned

                                              ProANALYST            System
                                                                  Administrator

Objective:

Replace the PHI logo with the NMHC logo where ever it is used in the application.

Scope:

ProCLAIM allows the user to specify the location of the graphic they wish displayed on the Splash Screen, Menu Switchboard and About Box. This will be implemented in the Front End with some additional coding and form changes to the Login screen.

Overview:

Analysis - 1 day Front end - 1 day QA - 1/2 day

         Approval:
                                                                  Charge: 0
                             Modification Charge: 0
           Status: New
                              Est. Billable Amt: 0
Scheduled Release: TBD
                                                 Est. Prog./Analysis Hrs: 20
       QA Analyst:
                                  Status Date:
            Notes:                                           Release Date:

                    PHI Enhancement Request Form - Exhibit B

      Enhancement Name: Eligibility Validation

                                          Product Type:

    Enhancement Number:                      Front End   OLTP    Database

Date Entered in QA Log: 01/02/98             Batch       Other

          Contact Name: Linda Portney

               Company: NMHC

                                        Application:

      Telephone Number: (516) 626-0007 Ext: 201

                                              Batch Extracts        ProClaim

   Customer Project ID: Exhibit B-12

                                              Batch Loads           ProCLIENT
              Priority: High

                                              Data Dictionary       ProINTERCEPT

 Customer Request Date: 04/01/97

                                              Data Migration        ProPBM

       Current Release: 2.11.1

                                              PHI Comm Interface    QA log

       Account Manager: Not Assigned

                                              ProANALYST            System
                                                                  Administrator

Objective:

The system needs the ability to specify when the maximum age limit is met (i.e. 1st of the month following the date of birth, end of the month in which the birth date occurred, etc.) The list of possibilities for age validation cutoff criteria are as follows:
                         Up to birth date Through birth date Through birth week Through birth month Through birth year Through specified date

Scope:

PHI will add indicator to Customer, Client, Group, and Member to indicate when the maximum age limit is reached. The OLTP, Front End, and Batch Code will need to check this flag when adding eligibility and/or checking the age limit.

Overview:

Analysis - 1 day Front end - 1 day OLTP - 1 day Batch Process - 1 day QA - 3 days

                  Approval:

                                    Charge: 0
                             Modification Charge: 0
                    Status: New
                                                    Est. Billable Amt: 0

                    PHI Enhancement Request Form - Exhibit B

      Enhancement Name: Eligibility Changes Logged

                                          Product Type:

    Enhancement Number:                      Front End   OLTP    Database

Date Entered in QA Log: 01/02/98             Batch       Other

          Contact Name: Linda Portney

               Company: NMHC

                                        Application:

      Telephone Number: (516) 626-0007 Ext: 201

                                              Batch Extracts        ProClaim

   Customer Project ID: Exhibit B-13

                                              Batch Loads           ProCLIENT
              Priority: High

                                              Data Dictionary       ProINTERCEPT

 Customer Request Date: 04/01/97

                                              Data Migration        ProPBM

       Current Release: 2.11.1

                                              PHI Comm Interface    QA log

       Account Manager: Not Assigned

                                              ProANALYST            System
                                                                  Administrator

Objective:

The system needs the ability to log all changes made to eligibility.

Scope:

Functionality will be added to the eligibility processes (batch and manual) that tracks all change activity. This includes all fields at the member level. These changes will be available for viewing by the user.

Overview:

Analysis - day Front end - day Batch Process - day QA - days

         Approval:
                                                                 Charge: 0
                                                    Modification Charge: 0
           Status: New
                              Est. Billable Amt: 0
Scheduled Release: TBD
                                                Est. Prog./Analysis Hrs:
       QA Analyst:
                                  Status Date:
            Notes:                                         Release Date:

                                    Exhibit B
                       System Functionality in Development

PHI Enhancement Request Form - Exhibit B

      Enhancement Name: Additional Group Number Fields

                                          Product Type:

    Enhancement Number:                      Front End   OLTP    Database

Date Entered in QA Log: 01/02/98             Batch       Other

          Contact Name: Linda Portney

               Company: NMHC

                                        Application:

      Telephone Number: (516) 626-0007 Ext: 201

                                              Batch Extracts        ProClaim

   Customer Project ID: Exhibit B-14

                                              Batch Loads           ProCLIENT
              Priority: High

                                              Data Dictionary       ProINTERCEPT

 Customer Request Date: 04/01/97

                                              Data Migration        ProPBM

       Current Release: 2.11.1

                                              PHI Comm Interface    QA log

       Account Manager: Not Assigned

                                              ProANALYST            System
                                                                  Administrator

Objective: CLIENT has requested the availability of fields that they did not recognize on the PHI tables. Some fields must be available at the plan (group) level, while others must be available at the member level. PHI will work with the CLIENT to satisfy the new field needs utilizing existing fields. In the event that the fields are not available, PHI agrees to include those additional fields that would be deemed beneficial. PHI will assist the CLIENT in making the fields available for display and storage, but the fields will not be used during the adjudication process.

Scope: The list of plan (group) fields CLIENT wants added will be developed as the mapping of existing data is completed. List of member fields CLIENT wants added are: Other ID (9 characters), CCLIID (12 characters), Office copay (4 characters minimum), Card expiration date, Flex 1 (10 characters), Flex 2 (10 characters), Flex 3 (10 characters), Employment code (2 characters) [ full time, part time, retired full time, retired part time, Cobra full time, Cobra part time, Other], Dependent code - This is another person code

      Overview:
      Approval:

                                                      Charge: 0
                                         Modification Charge: 0

                  Status: New

                                           Est. Billable Amt: 0

                                    Exhibit C
                            Installation and Training

PHI and CLIENT agree as follows to complete the Installation, Implementation and Training of the System at CLIENT's site:

INSTALLATION

SELECTION OF PERSONNEL. PHI shall make reasonable efforts consistent with sound business practices to honor the specific requests of Client with respect to the assignment of PHI personnel as Project Leader and members of the Project Team. PHI warrants that all PHI personnel assigned to the Project Team will be appropriately qualified to perform such services.

REPLACEMENT OF PERSONNEL. CLIENT reserves the right to request and obtain the replacement of any PHI personnel whose performance CLIENT reasonable finds to be inadequate or inappropriate. PHI may reassign and/or replace key personnel assigned to the Project Team with others having comparable education and experience with the System, subject to the express approval of CLIENT. Such approval will not be unreasonably withheld but may be denied if, in CLIENT's reasonable judgment, such reassignment and/or replacement will be detrimental to the successful completion of implementation.

CONCURRENT ASSIGNMENT. CLIENT acknowledges that PHI key personnel assigned to the Project Team may also perform similar services for others from time to time and that this Agreement shall not prevent PHI from using such personnel to perform services for others. However, in the event that such services to other parties are judged by CLIENT to in appropriately delay the completion of implementation, PHI agrees that services for CLIENT will take precedence over such services to other parties.

PHI will work diligently with CLIENT's selected hardware vendors and operations personnel to ensure appropriateness and completeness of all hardware components, but will not be held responsible for functionality of the hardware itself. Said responsibility is solely held by the selected hardware vendors. CLIENT agrees to make appropriate data processing operations personnel available for review and consultation during the installation of hardware by hardware vendors.

PHI will install the ProNET, ProPBM, ProCLIENT, and ProANALYST software with modifications so as to comply and conform to the specifications detailed in Exhibits A and B hereof on CLIENT supplied hardware at CLIENT site. Said installation will occur after installation of hardware and on or before March 1, 1998 and will include:

1)    Verification of installed hardware components for completeness.
2) Defining and configuring the telecommunications equipment and CLIENT supplied communications links between hardware and CLIENT selected network provider (NDC, ENVOY, etc.)
3) Defining proper connectivity between CLIENT supplied personal computers and local area network and the PHI software.
4) Loading and configuring the PHI front-end software on said personal computers.
5) Installing and configuring the ORACLE database on CLIENT supplied database hardware platform.
6) Assist and train CLIENT personnel in the conversion of CLIENT supplied existing claims history

                            Installation and Training

      from CLIENT's current system, using software provided by PHI for such purpose described in Exhibit A above. CLIENT will be responsible for becoming proficient in the use of said software for the purpose of ongoing claims history conversion after the Test Period.

(7) Assist and train CLIENT personnel in the use of Eligibility load programs, financial interface programs and card production interface programs developed for CLIENT by PHI as described in Exhibit A above. CLIENT will be responsible for processing associated with each of these programs during and after the Test Period.

At the completion of the installation of the software and training as outlined in this exhibit, CLIENT and PHI shall recognize it as the Completion of Installation.

PHI agrees that the environment will be configured and tested to ensure proper claim switching, adjudication and that reports can be generated from the System CLIENT personnel.

CLIENT agrees to provide access to all CLIENT site areas as appropriate and operations personnel as required for PHI to effect items 1) through 4) above. CLIENT further agrees to assist PHI in items 6) through 7) above so as to become proficient in the ongoing conversion and interface software developed by PHI for CLIENT and to verify completeness of the application modifications and the System.

TRAINING

            PHI will  provide a minimum of ten days of training at CLIENT  site.
PHI will make available a minimum of two qualified trainers who have extensive experience with the PHI software and the necessary skills to teach. The training is divided into two categories: Technical Training and PBM Administration Training. The specific areas discussed for each are specified in the accompanying training syllabus. CLIENT will receive this and other such training as to ensure CLIENT's personnel become proficient in the use of the System. At the end of such training it is anticipated that CLIENT will be prepared to use the System. in a production mode.

CLIENT agrees to provide industry knowledgeable personnel capable of learning the System and becoming proficient in the use of the application as described above.

                           Technical Training Syllabus

                          NMHC Prescription Management
                    NT Switch with Unix Oracle ProPBM server

Transaction switch server

 Sever configuration                                       NTserver
          Model
          Disk drive allocations
          RAID configurations

 ProSwitch Discussion                                      NTserver
          Overview
          Installation
          Directory Structure
          Production and test environments
          Communication protocols
          Communications layer
               TCP/IP
          Application layer
          Discussion  of  application   and  specific   customer   modifications
          Configuration and routing tables routing Administration and monitor functionality Open forum

 ProPBM application;                                       NTserver

          Overview of design
          NT services (component overview)
          Pre and Post adjudication functionality, highlighting key components NT applications Oracle applications Software upgrades NT directory structure
          Test environs
          Transfer mechanism
          System monitoring
          NT tools
          PHI developed tools
          Problem determination and resolution
          PHI services
          Application support
          Open forum

                           Technical Training Syllabus

                          NMHC Prescription Management
                    NT Switch with Unix Oracle ProPBM server

Application server

 ProPBM application; Unix Oracle server

          Server configuration Model Disk drive allocations RAID configurations Oracle/PHI database layout Overview of design Directory structure for rdbms
          Directory structure for PHI application components Application Packages Database backup and recovery Oracle rdbms PHI model Third party providers Monitoring tools Oracle rdbms PHI products Third party providers PHI services Application support Database support Oracle services Network Application Customer support Open forum

                        Administration Training Syllabus

                         ProPBM Administration Training

1. Strategy Training

        a. Overview of coverage strategies
        b. Setting up a new strategy
        c. Correlating to benefit design

2. Building Exception Lists

        a. What constitutes an exception
        b. Building tables
        c. Reusing an exception list

3. Building Formularies

        a. Starting with an open  formulary b. Starting with a closed  formulary
        c. Using drug class level  editing d. Using  therapy class level editing
        e. Using GPI class editing f. Using NDC number editing g. Using preferred products

4. Building Pharmacy Networks

        a. Entering individual pharmacies
        b. Building a chain
        c. Building a network
        d. Building a super pharmacy network

5. Building DUR Strategies

        a. Overview of MediSpan's The Solution
        b. Options available when setting up DUR strategies

6. Building Accumulated Benefits Strategies

        a. Overview of accumulated benefits
        b. Working with deductibles
        c. Understanding out-of-pocket
        d. Options for setting up strategies

                        Administration Training Syllabus

                         ProPBM Administration Training

7. Building Pricing Strategies

        a.  Pricing  from  AWP  b.  Comparing   different  pricing  formulas  c.
        Correlating pricing to DAW codes d. Attaching price schedules to pharmacies

8. Building Copay Strategies

        a. Standard copay structure
        b. Creative copay structures
        c. Changing copays with specific drug classes or NDCs

9. Understanding the Help Desk Features

        a. Reviewing Rx Transaction Log
        b. Reviewing Rx Transaction Detail
        c. Finding and reviewing paid or rejected claims
        d. Prior Authorizations

10. Security System

        a. Setting up security for different levels
        b. Security for ProCLIENT

11. ProANALYST Training

        a. Ordering standard reports
        b. Setting up date and range parameters
        c. Using SQR
        d. Using Speedware
        e. Ad hoc reporting

                                   Exhibit D,
                                Contract Services

Contract Services rates will be guaranteed as long as Maintenance Fees are current and are as follows:

Training                      $1000. / day                 $125. / hour
Consultant                    $1200. / day                 $150. / hour
Senior Consultant             $1600. / day                 $200. / hour
Database Admin.               $2000. / day                 $250. / hour

                                    Exhibit E
                                Support Services

GENERAL SUPPORT

PHI's regular  business hours are 8:00 a.m. to 6:00 p.m.  Central  Standard Time
(CST) Monday through Friday (excluding Holidays). In the event of a severe error or defect, CLIENT may call and receive after-hours assistance according to the following protocol:

TELEPHONE SUPPORT. For all errors or defects reported by CLIENT in the performance of the System, CLIENT will assign a severity level and PHI will respond in accordance with the schedule set forth below:

      Severity    1:   Prevents   the   System   from  being   effectively   and
                  substantially utilized for its intended purpose.

                        Response: PHI will provide a response through  qualified
                                  members of its staff by using best efforts on a priority basis 24 hours per day, 7 days per week, to correct the errors or defects and advise CLIENT accordingly. On Severity 1 errors or defects, PHI personnel will respond and commence efforts to correct the problem within two (2) hours.

      Severity 2: Disables nonessential Product functions.

                        Response: PHI will provide a response through  qualified
                                  members of its staff by using reasonable efforts to take no more than fourteen (14) days, whatever corrective action is necessary to correct the error or defect and advise CLIENT accordingly. Every effort will be made to accommodate the CLIENT within 5 days.

      Severity 3: Produces an inconvenient situation in which the System is usable, but does not provide a function in the most convenient or expeditious manner, and the user suffers little or no significant impact.

                        Response: PHI will exercise best efforts to resolve such
                                  errors in the next maintenance release.

      Severity 4: Produces a noticeable situation in which the use of the System is affected in some way which is reasonably correctable by a documentation change or by a future regular release from PHI.

                        Response: PHI will provide, as agreed by the parties, a
                                  fix or fixes for such errors in subsequent maintenance releases.

                                    Exhibit F
                             Implementation Schedule

As soon as the Agreement is executed and initial payment made, PHI will meet with a team from CLIENT's facility to outline the final specifications and schedule including all specific assignments, names of responsible parties, and dates for completion. A time frame for key events, however, is included below. If PHI does not perform the specific assignments described below in the time frames indicated, CLIENT may withhold monthly license payments ($25,000) until the month when assignment is complete. Once assignment is complete, CLIENT will pay any monthly license payments that were withheld as well as the current month's payment.

Late- February:

            PHI begins working on Exhibit B projects.

Mid-March:

            PHI installs software at CLIENT's location. (INSTALL SOFTWARE) INSTALL SOFTWARE is defined as a PHI employee performing the following functions:

            1. Examine the hardware to determine its readiness for our software

            2. Lay out the database to PHI specifications

            3. Create schema structures

            4. Populate the tables with required data

            5. Load the applications

            6. Determine the directory structures are in place

            7. Set-up the routers to communicate with the database

            It normally takes 2 to 4 days to INSTALL SOFTWARE. This assumes the CLIENT has preconfigured the server with the required DASDI. PHI will physically install Oracle for CLIENT.

            An initial meeting will be held to discuss CLIENT's overall business strategy in order for PHI to make recommendations as to business hierarchy (use of customer, client and group, including flex codes).

            A planning meeting is held and PHI begins reviewing interfaces and data conversion with CLIENT. Assignments are given to appropriate personnel to ensure that all interfaces and history loads will be completed in a timely manner.

Mid April:

            PHI holds overview training (1st round) with CLIENT's employees. CLIENT's employees begin working with the system, setting up plans and loading files.

TBD after Planning Meeting, But No Later Than June 1st:

            History loads have been completed and CLIENT begins testing of the plan strategies, networks, eligibility loads, formularies and provider files. COMPLETION of TRAINING occurs which is defined as all ten days of training have been given and all subjects outlined in Exhibit C have been covered with CLIENT's staff.

            PHI delivers software enhancement projects from Exhibit B. TEST PERIOD begins (CLIENT has software installed and staff has been trained, Historical data resides on the system and enhancements have been delivered.) CLIENT can run a parallel test with current system.

August 1st:

            TEST PERIOD of sixty days is completed and CLIENT has notified PHI of any deficiencies in the system. If there are no deficiencies noted, PHI will assume there is ACCEPTANCE of the SYSTEM. ACCEPTANCE OF THE SYSTEM means the CLIENT agrees the System adjudicates pharmacy claims with all of the functionality described in Exhibits A and B.

                                    Exhibit G
                             Performance Guarantees

1. Adjudication time will not exceed 4 seconds. Ninety percent (90%) of claims will be adjudicated in less than 2.5 seconds.

2. Hardware as recommended in Exhibit G will be able to adjudicate 50,000 to 65,000 claims in an eight (8) hour day.

3. System and hardware configuration as described in Exhibit G will be scaleable from current volumes up to 1,000,000 claims per month.

4. PHI guarantees that there are no additional passwords necessary to operate and modify the System other than security passwords made known to CLIENT and whose control has been provided to CLIENT.

5. If a new release of the product requires changes in the System or hardware requirements, sixty (60) days notice will be given.

6. PHI assures that all changes to the System as outlined in Exhibit B will become part of the standard version of the System supported by PHI, in the next release.

7. There will be no CLIENT specific hardcoding (i.e. data dependent, logic) unless authorized by CLIENT.

8. PHI will adhere to the timeline for installation as outlined in Exhibit F, unless delays are caused by forces outside PHI's control (i.e. CLIENT or their contracted employees do not meet project dates as assigned.)

9. PHI assures that all software is 2000 compliant.

10. PHI assures that there is no data dependent logic in the programs.

11. PHI will provide a VB front end version of ProCLIENT prior to Test Period that will accommodate a minimum of 4 and potentially more clients per server. The VB product is more efficient at handling input and output, therefore the productivity of each server should be better than current tests show.

Should System (with hardware that meets specifications outlined in this exhibit) not meet the performance guarantees outlined above in the first year, CLIENT shall have the right to withhold $25,000 monthly payments until performance does meet these standards. At such time, CLIENT will pay for any and all monthly payments that had been withheld. After first year, if performance guarantees are not met, CLIENT shall have the right to withhold monthly maintenance fees (currently $6,000 per month) without risking termination of contract, and withholding such fees until performance guarantees are met. At such time, CLIENT shall pay any and all back payments that had been withheld. PHI will abide by Severity levels outlined in Exhibit E in terms of the specific time frame for addressing performance problems.

                             HARDWARE SPECIFICATIONS

CLIENT shall obtain from their preferred source either a leased data or frame relay line to be run from their offices in Port Washington, New York, to the PHI offices in Palos Heights, Illinois. The line should have the following characteristics:

            56 Kilobit or faster
            TCP/IP Router at both ends

CLIENT has obtained an HP 9000 computer platform, which is acceptable for PHI to install the ProPBM application. In addition, CLIENT will need a second platform which could be another HP 9000 for Decision Support, Fail Over, Testing, and Reporting purposes. In addition, CLIENT shall also purchase two NT boxes, for the purpose of running ProNET. The characteristics of the hardware is described in detail in the attached listing.

                               Sandata D370/2-Way

New System

HP9000 Series D37C/2 Way

Model:

0370/2

Includes:
      2-Way SMP Server, 120MHz 8 I/0 Slots, 4 EISA/HSC, 3 EISA, 1HSC Single-Ended SCSI-2 w/Extemal Connector Parallel Centronics; Console Port 802:3 EtherTwist LAN HP-UX Operating System w/2 User License Hot-Swap Internal FWD Disk Drives Factory Integration; Three year on-site warranty

Qty Part Number

HP9000Series 800  Business  Server 1 A3562A Model D370/2 SMP Server 1 A3562A\3Y3
      3 Year Warranty Upgrade 1 A3562A\OS4 System and Network Configurati 1 A2440A HP-UX 2-User Operating System 1 A2440A\ABA English system manuals 1 A2440A\OD1 S/800 Software PreLoaded 1 A2440A\APZ HP-UX version 10.20 1 B3897A HP-UX Licenses, Media S/800 1 B3897A\AGS Unlimited user media specifica 1 83897A\AJG CD-ROM media and certificate 1 B3897A\3YN Phone Asst/LTU For Unlimited U 1 B3921CA HP-UX version 10.20 manuals 1 B3921CA\3Y3 3 Year Warranty Upgrade 1 B3921CA\OBC Manuals on CD-ROM

System Cabinet:
      2 A1897A           1.6M, 32 EIA 19" Rack, UX
      2 A1897A\3Y3       3 Year Warranty Upgrade
      2 A1897A\ABA       U.S. 200-2-40V power distributi
      1 E4468A           1.6M Cabinet Tie-Together
      1 K2296            SCSI-2 screw to SCSI-1 bail ca
      1 E4468A\OS4       System and network configurati
      3 92227B           ThinLAN Coaxial Cable, 2M
      1 A3384A           Rack Kit, D-Class, 17 EIA, New

CDI;                                                Quote     File     Ref     =
                                                    SANDTD37.XLS;  Quote  Rev =;
                                                    Date  =  2/26/97   BUDGETARY
                                                    Quotation - Page 2

System Memory:
      4 A3408A           128MB ECC Memory Mod, D-Class
      4 A3408A\DISC      Memory discount qty 4 or more
      4 A3408A\OD1       Factory integrated
      4 A3408A\3Y3       Telephone/4-hr System Support

System Disk:
      2 A3306A           2GB FWD Hot Swap Disk, D-Class
      2 A3306A\OD1       Factory integrated
      2 A3306A\3Y3       3 Year Warranty Upgrade

Back-Up Storage Devices:
      1 A3416A           Quad Speed 600MB CD-ROM Driv
      1 A3416A\ODS       Complimentary CD ROM Drive
      1 A3416A\3Y3       3 Year Warranty Upgrade

Additional I/0 Products:
      2 A4107A           Fast-Wide SCSI-2 Controller
      2 A4107A\3Y3       3 Year Warranty Upgrade
      2 A4107A\0D1       Factory integrated
      1 A2679A           EISA SE SCSI-2 Host Adapt
      1 A2679A\3Y3       3 Year Warranty Upgrade
      1 A2679A\0D1       Factory integrated
      1 A2579A\AFT       1.5 meter SCSI cable and termi
      1 A3658A           EISA LAN Adapter
      1 J2780AA\AHO      EISA LAN Adapter License Tier I
      1 J2781AA\APZ      HP-UX vers. 10.20
      1 J2781AA\AAU      CD-ROM Certificate
      1 J2782AA          EISA LAN Adapter Manuals

System Console:
      1 C1064AX          Console, Amber
      1 C1064AX\ABA      US Keyboard
      1 C1064AX\3Y3      3 Year Warranty Upgrade

Performance & System Management Software
      1 B2491A           MirrorDisk/UX
      1 B2491A\AHO       Tier 1 License
      1 B2491A\3Y3       3 Year Warranty Upgrade
      1 B2491A\APZ       HP-UX version 10.20
      1 B2491A\AAU       LVM Mirroring Software for SCS
      1 B3692AA          GlancePlus, S/800
      1 B3692AA\AHO      Tier 1 License
      1 B3692AA\3Y3      3 Year Warranty Upgrade
      1 B3693AA          GlancePlus Manual & Media S800

CDI;                                                Quote        File       Ref=
                                                    SANDTD37.XLS:  Quote Rev = ;
                                                    Date  =  2/26/97   BUDGETARY
                                                    Quotation - Page 3

      1 B3693AA\AAU      CD-ROM certificate for HP Glan
      1 B3693AA\APZ      HP-UX version 10.20
      1 B3693AA\OD1      Factory Integration opt, HP G
      1 B3693AA\3Y3      3 Year Warranty Upgrade

Disk & Tape Storage Products
      2 C2905A SCSI III Term., 68 Pin, Hi Den 1 7980SR Rmkt 1600/6250CPI, 1/2" Tape 1 7980SR\OS3 TELE/4 hr 1 7980SR\100 Specifies 1.0 meter, 19-inch c 1 7980SR\200 Specify standard 1600/6250 bpi

                          Sandata - HP Auto Raid Array

Additional Products

Model:

Includes:

Qty Part Number
---------------------------------------------------------
Disk & Tape Storage Products
      1 A3516A           Rackmnt Disk Array w/AutoRAID
      1 A3516A\3Y3       3 Year Warranty Upgrade
      1 A3516A\0S4       System and network configurati
      1 A3516A\002       Second power supply
      2 A3516A\803       5.0M 68 Pin HD Male/68 Pin HD
      1 A3516A\AAU       CD-ROM Certificate
      1 A3516A\APZ       HP-UX version 10.20
      1 A3516A\125       Qty 5 of 4.3GB Disk Drive Modu